                        SUPPLEMENT DATED AUGUST 15, 2005
                      TO THE PROSPECTUS DATED MAY 1, 2006

                                      FOR

  NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION CORPORATE SPONSORED VARIABLE
                                 UNIVERSAL LIFE

                                  INVESTING IN

     NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I


     This supplement amends the prospectus for the New York Life Insurance and annuity Corporation corporate Sponsored Variable Universal Life policy (the "Policy"). You should read this information carefully and retain this supplement for future reference together with our Policy's prospectus. All capitalized terms have the same meaning as those included in the prospectus.

     The purposes of this supplement are: (i) to inform you that four investment divisions will no longer be offered for new purchase (this includes new premiums and any type of transfer); and (2) to provide important new tax information that may impact your policy.

     Keeping these purposes in mind, effective immediately, delete all reference es to the following investment divisions on the carts beginning on pages 8 and 13:

     - MainStay VP Basic Value -  Initial Class
     - MainStay VP Income and Growth - Initial Class
     - MainStay VP Large Cap Growth - Initial Class
     - Calvert Social Balanced Portfolio

     As a result of the Pension Protection Act of 2006, which was recently approved by the Senate and which is expected to be signed by the president shortly, effective immediately please note the following information:

        Effective immediately, on page 5, at the end of the "Tax Risks" section add the following language:

        The section of this prospectus entitled "Federal Income Tax Considerations" describes a number of tax issues that may arise in connection with the Policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) the possibility that the policy may not qualify as life insurance under the federal tax law after the Insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; (5) the potential that corporate ownership of a policy may affect its exposure to the corporate alternative minimum tax; and (6) anticipated changes in the tax law may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts.

     Effective immediately, on page 20 under the "Description of the Policy - The Parties - Beneficiary" add the following to the end of the paragraph:

     Under certain anticipated changes in the tax law, who is named as Beneficiary may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax Considerations - Life Insurance Status of Policy - Pension Protection Act of 2006--Impact on Employer-Owned Policies" for more information.

        Effective immediately, on page 28 at the end of the "Policy Payment Information - Payees" section add the following language:

     Anticipated changes in tax law with respect to "employer-owned life insurance contracts" may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax Considerations - Life Insurance Status of Policy - Pension Protection Act of 2006--Impact on Employer-Owned Policies" for more information.

        Effective immediately, on page 32 at the end of the "Life Insurance Benefit Options" section, add the following:

     Anticipated changes in tax law with respect to "employer-owned life insurance contracts" may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax Considerations - Life Insurance Status of Policy - Pension Protection Act of 2006--Impact on Employer-Owned Policies" for more information.

        Effective immediately, on page 39, replace the language under "Federal Income Tax Considerations - Life Insurance Status of Policy," and replace it with the following:

        We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the Beneficiary of your policy, subject to the discussion below under "Pension Protection Act of 2006-Impact on Employer-Owned Policies," will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under "Pension Protection Act of 2006---Impact on Employer-Owned Policies," We believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the Beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC. Pursuant to Section 101(g) of the IRC, amounts received by the policyowner may also be excludable from the policyowner's gross income when the Insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a ""modified endowment contract'' as discussed below are treated in the same manner as Life Insurance Benefits under life insurance policies that are not so classified.) In addition, unless the policy is a "modified endowment contract,'' in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, We believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal. We reserve the right to make changes to the policy if We think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

PENSION PROTECTION ACT OF 2006-IMPACT ON EMPLOYER-OWNED POLICIES


     The United States House of Representatives (on July 28, 2006) and the United States Senate (on August 3, 2006) passed the Pension Protection Act of 2006 (the "Act"). However, since President Bush has not yet signed the Act, it has not yet become law. The following discussion assumes the Act will become law.

     For an "employer-owned life insurance contract" issued after the date the Act becomes law, unless certain specific requirements described below are satisfied, the Act generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:

(1) the insured was an individual who was an employee within 12 months of his death;
(2) the insured was a "highly compensated employee" at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $100,000 (for 2006), directors and anyone else in the top 35 percent of employees based on compensation;
(3) the death proceeds are paid to a family member of the insured (as defined under Code Section 267(c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member's or beneficiary's benefit, or the insured's estate; or
(4) the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.

     Policyholders that own one or more contracts subject to the Act will also be subject to annual reporting and record-keeping requirements.

     You should consult with your tax advisor to determine whether and to what extent the Act may apply to the policy. Assuming the Act applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the policy, to ensure that the income inclusion rule described above does not apply to the policy.


                             ---------------------
                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010